UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 25, 2006
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

11911 FM 529
Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 329-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     In connection with the appointment of Mr. W. Cardon Gerner as Vice President and Chief Accounting Officer of Oceaneering International, Inc., effective as of September 1, 2006 (which is described in Item 5.02 of this current report on Form 8-K), Oceaneering entered into an Indemnification Agreement with Mr. Gerner, using the same form as Oceaneering’s form Indemnification Agreement with each of Oceaneering’s directors and certain of its executive officers. As indicated in Item 9.01 of this current report on Form 8-K, Oceaneering previously filed a copy of that form agreement with the Securities and Exchange Commission. That form agreement is hereby incorporated by reference into this Item 1.01.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.
     On August 25, 2006, the Board of Directors of Oceaneering International, Inc. appointed Mr. W. Cardon Gerner as Vice President and Chief Accounting Officer of Oceaneering, effective as of September 1, 2006. As such, Mr. Gerner will be Oceaneering’s principal accounting officer. Mr. Gerner was previously employed by Service Corporation International (“SCI”), a global provider of death-care services, including most recently as Vice President – Accounting. Mr. Gerner joined SCI in 1999 as Vice President and Corporate Controller, upon SCI’s acquisition of Equity Corporation International, a death-care industry consolidator for whom Mr. Gerner served as Senior Vice President and Chief Financial Officer from 1995 to 1999. Mr. Gerner was named Vice President – Accounting of SCI in 2002. Prior to his employment with Equity Corporation International, he was an Audit Partner with the international accounting firm Ernst & Young LLP. Mr. Gerner is a Certified Public Accountant and a graduate of the University of Texas, where he earned a Bachelor of Business Administration degree.
     Mr. John Zachary, who has previously served as Oceaneering’s Controller and Chief Accounting Officer, will remain with Oceaneering and will serve as Director of Financial Business Systems, effective September 1, 2006. Mr. Zachary’s responsibilities will include oversight for the ongoing implementation, utilization and integration of Oceaneering’s Enterprise Resource Planning, or ERP, financial systems.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     The following exhibit is filed herewith:

10.1*	Form of Indemnification Agreement between Oceaneering and each of its directors and certain of its executive officers (incorporated by reference to Exhibit 10.12 to Oceaneering’s annual report on Form 10-K for the year ended December 31, 2001).

*	Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.
By:	/s/ George R. Haubenreich, Jr.
George R. Haubenreich, Jr.
Senior Vice President, General Counsel and Secretary

Date: August 30, 2006

EXHIBIT INDEX

No.	Description

10.1*	Form of Indemnification Agreement between Oceaneering and each of its directors and certain of its executive officers (incorporated by reference to Exhibit 10.12 to Oceaneering’s annual report on Form 10-K for the year ended December 31, 2001).

*	Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

5